Form 8-K/A


                                  AMENDMENT TO
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (date of earliest event reported) December 31, 1997






                               KRANTOR CORPORATION

Delaware                             0-19409                 22-2993066
--------                             -------                 ----------
(State or other                     (Commission             (I.R.S. Employer
jurisdiction of                      File Number)           identification no.)
incorporation or
organization)


             10850 Perry Way, Ste. 203, Wexford, Pennsylvania, 15090
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code: (412) 980-6380


                                Page 1 of 3 Pages
                             Exhibit Index on Page 2

The  undersigned   registrant  hereby  amends  the  following  items,  financial statements, exhibits or other portions of its previously filed report on Form 8-K as set forth in the pages attached hereto:

ITEM 7. FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits filed as part of this report are as follows:

         1. Specimen Investor Warrant

         2. Specimen Investor Debenture

         3. Placement Agent Warrant dated November 13, 1998 between Krantor Corporation and Baytree Associates, Inc.

         4. Escrow Agreement dated October 24, 1997 between Globe Trust Company Limited, as Escrow Agent, and Krantor Corporation, as acknowledged and agreed by Investors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on his behalf by the undersigned hereunto duly authorized.

                               KRANTOR CORPORATION




                               By:/s/ Mitchell Gerstein, Vice Pres.
                               ------------------------------------
                               Mitchell Gerstein, Vice Pres.

Dated:  January 30, 1998

                                      -3-